Long term debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
10.	Long term debt:

	December 31,	December 31,
	2016	2015

Principal amount	$20,000	$10,000
Less: unamortized debt issuance costs	(609)	(402)
Long-term debt, net of unamortized debt issuance costs	$19,391	$9,598
Less: current portion, net of unamortized debt issuance costs	-	(3,912)

	$19,391	$5,686

On July 18, 2014, the Company closed a senior, secured term loan facility with MidCap Financial, LLC (“Midcap”) for up to $22,000 which consisted of two tranches bearing interest at a rate of LIBOR plus 8%. Interest was payable on a monthly basis. The first tranche of $12,000 was available for working capital and general corporate purposes. The second tranche of up to $10,000 was available to support a product or company acquisition. The loan carried a term of 48 months and was secured by substantially all of the assets of the Company. At December 31, 2015, the Company had a balance of $10,000 outstanding. During the year ended December 31, 2016, the Company extinguished the long-term debt from Midcap. The Company incurred a loss of $1,402 on the extinguishment of the long-term debt from Midcap. Of this amount, $256 related to the write-off of unamortized debt issuance costs and $1,146 related to prepayment and exit fees.

On June 13, 2016, the Company entered into a term loan agreement with CRG-managed funds for up to $30,000 consisting of three tranches bearing interest at 14% per annum. The first tranche of $20,000 was drawn at closing and was used to extinguish the long-term debt from Midcap and for general corporate purposes. The second and third tranches of $5,000 each are available to the Company if the Company is able to reach certain revenue milestones, as at December 2016 and June 2017, respectively. The Company reached the revenue milestone at December 31, 2016 and the second tranche of $5 million is available to the Company. The loan matures on March 31, 2021. Under the terms of the agreement, an interest-only period is provided such that principal repayment begins in June 2019. Interest is payable on a quarterly basis through the full term of the loan. If certain revenue milestones are met by the Company, the interest-only period may be extended such that principal repayment begins in June 2020. The Company is required to meet certain annual revenue covenants. If the revenue covenants are not met, the Company may exercise a cure right by issuing additional common shares in exchange for cash or by borrowing subordinated debt in an amount equal to two times the difference between the minimum required revenue and the Company’s revenue. The cash received from the cure right would be considered repayment of principal. The Company was in compliance with this revenue covenant for the year ended December 31, 2016.

Future repayments are as follows:

2017	$-
2018	-
2019	7,500
2020	10,000
2021	2,500

Total repayments	$20,000